UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 10, 2012

Circle Entertainment Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33902	36-4612924
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

650 Madison Avenue, 15th Floor, New York, New York		10022
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-796-8174

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

As described in the Current Report on Form 8-K dated July 12, 2012 of Circle Entertainment Inc. (the "Company"), as filed with the Securities and Exchange Commission on July 18, 2012, on July 12, 2012, the Company’s then directors Harvey Silverman, Michael J. Meyer, John D. Miller, Robert Sudack, Paul C. Kanavos and Robert F.X. Sillerman, as defendants, Mitchell J. Nelson, an officer of the Company, as a defendant, Brett Torino, a stockholder and former officer of the Company, as a defendant, and certain entities owned and controlled by Messrs. Sillerman, Kanavos and Torino, as defendants, and The Huff Alternative Fund, L.P. and The Huff Alternative Parallel Fund, L.P., stockholders of the Company, as plaintiffs (collectively, "Huff"), entered into a Stipulation and Settlement Agreement (the "Settlement Agreement") to settle the derivative lawsuit filed on April 28, 2010 by Huff on behalf of the Company in the Supreme Court of the State of New York, County of New York (Index No. 650338/2010E) subject to final approval by such Court.

On September 10, 2012, the Settlement Agreement was preliminarily approved by the Supreme Court of the State of New York, County of New York (the "Preliminary Approval") as being fair, reasonable and adequate.

A Hearing on Final Approval of the Settlement Agreement will be held on October 18, 2012 at 11:30 a.m. (NYC time) before the Court to, among other things, determine (i) whether the Settlement Agreement should be approved and (ii) whether the derivative lawsuit should be dismissed with prejudice.

Under the Court’s order for the Preliminary Approval, the Company is required to publish no later than 10 business days from September 10, 2012, the Notice Of Pendency And Proposed Settlement Of Shareholder Derivative Litigation (i) as an exhibit to a Current Report on Form 8-K and (ii) on its website along with the Settlement Agreement. Such Notice is filed herewith as an exhibit in satisfaction of the publication requirement cited in item (i) of the preceding sentence. The Company also is required to publish no later than 10 business days from September 10, 2012 a Summary Notice Of Pendency And Proposed Settlement Of Shareholder Derivative Litigation once in each of the national edition of The Wall Street Journal and USA Today.

For additional information regarding the derivative lawsuit subject to the Settlement Agreement, see Item 1. "Legal Proceedings" in Part II of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2012, as filed with the Securities and Exchange Commission on August 3, 2012.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Settlement Agreement and the Notice of Pendency and Proposed Settlement of Shareholder Derivative Litigation, which are filed herewith as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit No. Description
10.1 Stipulation and Settlement Agreement dated July 12, 2012

10.2 Notice Of Pendency And Proposed Settlement of Shareholder Derivative Litigation dated September 10, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Circle Entertainment Inc.

September 11, 2012	By:	Mitchell J. Nelson

Name: Mitchell J. Nelson
Title: Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Stipulation and Settlement Agreement dated July 12, 2012
10.2	Notice of Pendency and Proposed Settlement of Shareholder Derivative Litigation dated September 10, 2012